UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09603

AMERICAN BEACON SELECT FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GREGORY J. STUMM, PRINCIPAL EXECUTIVE OFFICER

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2026

Date of reporting period: July 31, 2025

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

American Beacon

AHL Trend ETF

Ticker: AHLT

Semi-Annual Shareholder Report - July 31, 2025

Principal Listing Exchange: NYSE Arca

This semi-annual shareholder report contains important information about American Beacon AHL Trend ETF for the period of February 1, 2025 to July 31, 2025. You can find additional information about the Fund at www.americanbeaconfunds.com/fund-resources/. You can also request this information by contacting us at 833-471-3562.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AHL Trend ETF	$45	0.96%Footnote Reference*
Footnote	Description
Footnote*	Annualized.

Key Fund Statistics

Total Net Assets	$47,491,089
# of Portfolio Holdings	8
Portfolio Turnover RateFootnote Reference*	0%
Total Management Fees Paid	$219,374
Footnote	Description
Footnote*	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

What did the Fund invest in?

Top Active Exposures by Asset Class % of VaR*

Commodities	Header	% of VaR
Crude Oil	Long	11.1
Silver	Long	10.1
Gold	Long	7.8
Copper	Long	5.1
Currencies	Header	% of VaR
Euro/US Dollar	Long/Short	6.5
UK Sterling/US Dollar	Long/Short	4.0
Japanese Yen/US Dollar	Short/Long	3.8
Australian Dollar/US Dollar	Long/Short	3.7
Swiss Franc/US Dollar	Long/Short	0.8
Equities	Header	% of VaR
S&P 500 Index	Long	10.7
NASDAQ 100 Index	Long	6.5
FTSE 100	Long	5.9
Euro-STOXX	Long	5.0
DAX Index	Long	4.8
Fixed Income	Header	% of VaR
US Treasuries	Short	3.0
Euro-BUND	Short	1.4
Gilts	Short	0.9
Euro-BOBL	Long	0.1

Asset Class Exposure % of VaR*

Value	Value
Stocks	40.8
Commodities	34.1
Currencies	19.7
Bonds and Rates	5.4

* Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

Exposure Summary (Consolidated with Subsidiary)

Number of Long Holdings	12
Number of Currency Pairs	7
Number of Short Holdings	3

Top Ten Exposures % of VaR*

Crude Oil	Long	11.1
S&P 500 Index	Long	10.7
Silver	Long	10.1
Gold	Long	7.8
Euro/US Dollar	Long/Short	6.5
NASDAQ 100 Index	Long	6.5
FTSE 100	Long	5.9
Copper	Long	5.1
Euro-STOXX	Long	5.0
DAX Index	Long	4.8

Additional Information

For additional information about the Fund, including its prospectus, financial statements, holdings, and proxy voting information, please visit www.americanbeaconfunds.com/fund-resources/ or call 1-833-471-3562.

Householding

If your financial institution mailed only one copy of this Report to an address shared by more than one account, you can request an individual copy by contacting your financial institution.

AHL Trend ETF

Distributed by Foreside Financial Services, LLC

Semi-Annual Shareholder Report - July 31, 2025

AHL ETF_ETF 0725

Ticker: AHLT

American Beacon

GLG Natural Resources ETF

Ticker: MGNR

Semi-Annual Shareholder Report - July 31, 2025

Principal Listing Exchange: NYSE Arca

This semi-annual shareholder report contains important information about American Beacon GLG Natural Resources ETF for the period of February 1, 2025 to July 31, 2025. You can find additional information about the Fund at www.americanbeaconfunds.com/fund-resources/. You can also request this information by contacting us at 833-471-3562.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GLG Natural Resources ETF	$38	0.75%Footnote Reference*
Footnote	Description
Footnote*	Annualized.

Key Fund Statistics

Total Net Assets	$172,154,019
# of Portfolio Holdings	51
Portfolio Turnover Rate	40%
Total Management Fees Paid	$533,522

What did the Fund invest in?

 Top Ten Holdings - % Net Assets

Coeur Mining, Inc.	4.1
Kinross Gold Corp.	3.8
Permian Resources Corp.	3.7
Siemens Energy AG	3.6
Hudbay Minerals, Inc.	3.4
Methanex Corp.	3.2
Smurfit WestRock PLC	3.1
BASF SE	3.0
GE Vernova, Inc.	2.9
Talen Energy Corp.	2.8

Asset Allocation - % Investments

Value	Value
Common Stocks	56.9
Foreign Common Stocks	43.1

Country Exposure - % Equities

United States
56.9
Canada
22.0
Germany
6.8
United Kingdom
3.0
Norway
2.5
China
2.2
Zambia
2.0
South Africa
1.9
Ivory Coast
1.5
Argentina
1.2
0%
10%
20%
30%
40%
50%
60%

Value	Value
Argentina	1.2
Ivory Coast	1.5
South Africa	1.9
Zambia	2.0
China	2.2
Norway	2.5
United Kingdom	3.0
Germany	6.8
Canada	22.0
United States	56.9

Sector Allocation - % Equities

Materials
53.9
Energy
19.5
Consumer Staples
11.2
Industrials
10.4
Utilities
3.6
Information Technology
1.4
0%
10%
20%
30%
40%
50%
60%

Value	Value
Information Technology	1.4
Utilities	3.6
Industrials	10.4
Consumer Staples	11.2
Energy	19.5
Materials	53.9

Additional Information

For additional information about the Fund, including its prospectus, financial statements, holdings, and proxy voting information, please visit www.americanbeaconfunds.com/fund-resources/ or call 1-833-471-3562.

Householding

If your financial institution mailed only one copy of this Report to an address shared by more than one account, you can request an individual copy by contacting your financial institution.

GLG Natural Resources ETF

Distributed by Foreside Financial Services, LLC

Semi-Annual Shareholder Report - July 31, 2025

GLG ETF_ETF 0725

Ticker: MGNR

American Beacon

Ionic Inflation Protection ETF

Ticker: CPII

Semi-Annual Shareholder Report - July 31, 2025

Principal Listing Exchange: NYSE Arca

This semi-annual shareholder report contains important information about American Beacon Ionic Inflation Protection ETF for the period of May 1, 2025 to July 31, 2025. You can find additional information about the Fund at www.americanbeaconfunds.com/fund-resources/. You can also request this information by contacting us at 833-471-3562.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ionic Inflation Protection ETF	$18	0.70%Footnote Reference*
Footnote	Description
Footnote*	Annualized.

Key Fund Statistics

Total Net Assets	$10,576,023
# of Portfolio Holdings	9
Portfolio Turnover Rate	1%
Total Management Fees Paid	$17,904

What did the Fund invest in?

 Top Ten Holdings - % Net Assets

U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 10/15/2025	12.9
U.S. Treasury Inflation-Indexed Notes, 0.375%, Due 7/15/2027	12.8
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 4/15/2027	12.7
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 4/15/2026	12.3
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 7/15/2026	12.1
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 10/15/2026	12.1
U.S. Treasury Inflation-Indexed Notes, 0.625%, Due 1/15/2026	11.6
U.S. Treasury Inflation-Indexed Notes, 0.375%, Due 1/15/2027	11.2
2-Year Interest Rate Swap, 5.220%, Due 1/13/2027	0.3
Centrally Cleared Inflation Swap, 2.610%, Due 1/15/2030	0.3

Excludes cash equivalents.

Asset Allocation - % Investments

U.S. Treasury Obligations	98.2
Investment Companies	1.0
Interest Rate Swaptions	0.5
Inflation Swap	0.3

Additional Information

For additional information about the Fund, including its prospectus, financial statements, holdings, and proxy voting information, please visit www.americanbeaconfunds.com/fund-resources/ or call 1-833-471-3562.

Householding

If your financial institution mailed only one copy of this Report to an address shared by more than one account, you can request an individual copy by contacting your financial institution.

Ionic Inflation Protection ETF

Distributed by Foreside Financial Services, LLC

Semi-Annual Shareholder Report - July 31, 2025

IIP ETF_ETF 0725

Ticker: CPII

Item 2. Code of Ethics

Not Applicable.

Item 3. Audit Committee Financial Expert

Not Applicable.

Item 4. Principal Accountant Fees and Services

Not Applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 7.

(b)	Not applicable.

Financial Statements and Other Information

Name of registrant: American Beacon Select Funds

Date of fiscal year end: January 31, 2026

Date of reporting period: July 31, 2025

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

AMERICAN BEACON
SELECT FUNDS

Semi-Annual Financial Statements

July 31, 2025

AHL Trend ETF (AHLT)
GLG Natural Resources ETF (MGNR)
Ionic Inflation Protection ETF (CPII)

ETF 0725

American Beacon Select FundsSM

Additional Information	Back Cover

American Beacon Select Funds	July 31, 2025

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

July 31, 2025 (Unaudited)

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 86.44%

U.S. Treasury Obligations - 86.44%
U.S. Treasury Bills,
4.212%, Due 9/4/2025A B	$9,000,000	$8,963,484
4.328%, Due 9/11/2025A B C	1,000,000	995,117
4.147%, Due 9/25/2025A B C	1,900,000	1,887,556
4.190%, Due 10/9/2025A B C	1,500,000	1,487,776
4.220%, Due 10/16/2025A B	7,500,000	7,432,873
4.291%, Due 10/23/2025A B C	10,100,000	10,001,209
4.292%, Due 10/30/2025A B C	1,900,000	1,879,848
4.270%, Due 11/6/2025A B	8,500,000	8,403,637

		41,051,500

Total Short-Term Investments (Cost $41,060,482)		41,051,500

TOTAL INVESTMENTS - 86.44% (Cost $41,060,482)		41,051,500
OTHER ASSETS, NET OF LIABILITIES - 13.56%		6,439,589

TOTAL NET ASSETS - 100.00%		$47,491,089

Percentages are stated as a percent of net assets.

A Coupon represents a weighted average yield to maturity.

B Zero coupon bond.

C All or a portion represents positions held by the American Beacon Cayman Trend Company, Ltd.

Long Futures Contracts Open on July 31, 2025:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
COMEX Copper FuturesA	30	September 2025	$3,775,503	$3,265,875	$(509,628)
COMEX Gold 100 Troy Ounces FuturesA	31	December 2025	10,716,065	10,380,660	(335,405)
COMEX Silver FuturesA	46	September 2025	8,410,021	8,443,760	33,739
ICE Brent Crude Oil FuturesA	49	August 2025	3,375,243	3,513,300	138,057
NYMEX Light Sweet Crude Oil FuturesA	62	August 2025	4,165,393	4,294,120	128,727

			$30,442,225	$29,897,715	$(544,510)

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME E-Mini NASDAQ 100 Index Futures	14	September 2025	$6,222,121	$6,542,200	$320,079
CME E-Mini Russell 2000 Index Futures	31	September 2025	3,448,891	3,441,310	(7,581)
CME E-Mini S&P 500 Index Futures	41	September 2025	12,559,295	13,067,213	507,918
Eurex DAX Index Futures	8	September 2025	5,376,146	5,514,504	138,358
Eurex EURO STOXX 50 Futures	98	September 2025	5,920,589	5,972,125	51,536
ICE FTSE 100 Index Futures	73	September 2025	8,559,329	8,796,214	236,885
TSE TOPIX Futures	29	September 2025	5,385,295	5,671,154	285,859

			$47,471,666	$49,004,720	$1,533,054

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT 5 Year U.S. Treasury Notes Futures	31	September 2025	$3,374,710	$3,353,328	$(21,382)
Eurex 5 Year Euro BOBL Futures	5	September 2025	673,505	669,143	(4,362)

			$4,048,215	$4,022,471	$(25,744)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

July 31, 2025 (Unaudited)

Short Futures Contracts Open on July 31, 2025:

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT U.S. Long Bond Futures	28	September 2025	$(3,141,854)	$(3,197,250)	$(55,396)
CBOT Ultra U.S. Treasury Bond Futures	31	September 2025	(3,571,683)	(3,636,688)	(65,005)
Eurex 10 Year Euro BUND Futures	40	September 2025	(5,909,420)	(5,920,543)	(11,123)
ICE Long Gilt Futures	28	September 2025	(3,384,818)	(3,407,910)	(23,092)

			$(16,007,775)	$(16,162,391)	$(154,616)

A All or a portion represents positions held by the American Beacon Cayman Trend Company, Ltd.

Forward Foreign Currency Contracts Open on July 31, 2025:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	59,116	NZD	58,910	8/1/2025	HUB	$206	$–	$206
USD	59,199	NZD	58,910	8/1/2025	HUB	289	–	289
USD	59,584	NZD	58,910	8/1/2025	HUB	674	–	674
USD	66,375	GBP	66,032	8/1/2025	HUB	343	–	343
USD	66,439	GBP	66,033	8/1/2025	HUB	406	–	406
USD	66,444	GBP	66,033	8/1/2025	HUB	411	–	411
USD	66,445	GBP	66,033	8/1/2025	HUB	412	–	412
USD	66,454	GBP	66,032	8/1/2025	HUB	422	–	422
USD	66,622	GBP	66,033	8/1/2025	HUB	589	–	589
USD	66,798	GBP	66,033	8/1/2025	HUB	765	–	765
USD	66,804	GBP	66,033	8/1/2025	HUB	771	–	771
USD	66,816	GBP	66,033	8/1/2025	HUB	783	–	783
USD	66,825	GBP	66,033	8/1/2025	HUB	792	–	792
USD	66,848	GBP	66,033	8/1/2025	HUB	815	–	815
USD	66,874	GBP	66,033	8/1/2025	HUB	841	–	841
USD	67,086	JPY	66,313	8/1/2025	HUB	773	–	773
USD	67,100	JPY	66,313	8/1/2025	HUB	787	–	787
USD	67,115	JPY	66,313	8/1/2025	HUB	802	–	802
USD	67,597	JPY	66,313	8/1/2025	HUB	1,284	–	1,284
USD	72,176	CAD	72,171	8/1/2025	HUB	5	–	5
USD	72,183	CAD	72,171	8/1/2025	HUB	12	–	12
USD	72,205	CAD	72,171	8/1/2025	HUB	34	–	34
USD	72,211	CAD	72,171	8/1/2025	HUB	40	–	40
USD	72,217	CAD	72,171	8/1/2025	HUB	46	–	46
USD	72,219	CAD	72,171	8/1/2025	HUB	48	–	48
USD	72,222	CAD	72,171	8/1/2025	HUB	51	–	51
USD	72,223	CAD	72,171	8/1/2025	HUB	52	–	52
USD	72,231	CAD	72,171	8/1/2025	HUB	60	–	60
USD	72,232	CAD	72,171	8/1/2025	HUB	61	–	61
USD	72,233	CAD	72,170	8/1/2025	HUB	63	–	63
USD	72,236	CAD	72,171	8/1/2025	HUB	65	–	65
USD	72,242	CAD	72,171	8/1/2025	HUB	71	–	71
USD	72,248	CAD	72,171	8/1/2025	HUB	77	–	77
USD	72,259	CAD	72,171	8/1/2025	HUB	88	–	88
USD	72,267	CAD	72,171	8/1/2025	HUB	96	–	96
USD	72,268	CAD	72,171	8/1/2025	HUB	97	–	97
USD	72,289	CAD	72,171	8/1/2025	HUB	118	–	118
USD	72,322	CAD	72,171	8/1/2025	HUB	151	–	151
USD	72,385	CAD	72,171	8/1/2025	HUB	214	–	214
USD	114,623	EUR	114,120	8/1/2025	HUB	503	–	503
USD	114,697	EUR	114,120	8/1/2025	HUB	577	–	577
USD	114,747	EUR	114,120	8/1/2025	HUB	627	–	627
USD	114,748	EUR	114,120	8/1/2025	HUB	628	–	628

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

July 31, 2025 (Unaudited)

Forward Foreign Currency Contracts Open on July 31, 2025 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	114,763	EUR	114,120	8/1/2025	HUB	$643	$–	$643
USD	114,798	EUR	114,120	8/1/2025	HUB	678	–	678
USD	115,526	EUR	114,120	8/1/2025	HUB	1,406	–	1,406
USD	115,546	EUR	114,120	8/1/2025	HUB	1,426	–	1,426
USD	115,566	EUR	114,120	8/1/2025	HUB	1,446	–	1,446
USD	133,523	GBP	132,065	8/1/2025	HUB	1,458	–	1,458
USD	133,595	GBP	132,065	8/1/2025	HUB	1,530	–	1,530
USD	144,421	CAD	144,342	8/1/2025	HUB	79	–	79
USD	115,650	EUR	114,120	8/1/2025	HUB	1,530	–	1,530
USD	115,650	EUR	114,120	8/1/2025	HUB	1,530	–	1,530
NZD	176,730	USD	177,972	8/1/2025	HUB	–	(1,242)	(1,242)
GBP	1,056,520	USD	1,062,102	8/1/2025	HUB	–	(5,582)	(5,582)
EUR	1,255,319	USD	1,259,021	8/1/2025	HUB	–	(3,702)	(3,702)
JPY	265,252	USD	269,083	8/1/2025	HUB	–	(3,831)	(3,831)
USD	58,955	NZD	58,910	8/4/2025	HUB	45	–	45
USD	59,000	NZD	58,910	8/4/2025	HUB	90	–	90
USD	59,007	NZD	58,910	8/4/2025	HUB	97	–	97
USD	59,084	NZD	58,910	8/4/2025	HUB	174	–	174
USD	59,104	NZD	58,910	8/4/2025	HUB	194	–	194
USD	59,135	NZD	58,910	8/4/2025	HUB	225	–	225
USD	59,300	NZD	58,910	8/4/2025	HUB	390	–	390
USD	65,944	GBP	66,032	8/4/2025	HUB	–	(88)	(88)
USD	65,978	GBP	66,032	8/4/2025	HUB	–	(54)	(54)
USD	65,998	GBP	66,033	8/4/2025	HUB	–	(35)	(35)
USD	66,008	GBP	66,032	8/4/2025	HUB	–	(24)	(24)
USD	66,060	GBP	66,032	8/4/2025	HUB	28	–	28
USD	66,079	GBP	66,032	8/4/2025	HUB	47	–	47
USD	66,104	GBP	66,032	8/4/2025	HUB	72	–	72
USD	66,108	GBP	66,033	8/4/2025	HUB	75	–	75
USD	66,132	GBP	66,033	8/4/2025	HUB	99	–	99
USD	66,133	GBP	66,032	8/4/2025	HUB	101	–	101
USD	66,160	GBP	66,032	8/4/2025	HUB	128	–	128
USD	66,168	GBP	66,033	8/4/2025	HUB	135	–	135
USD	66,175	GBP	66,033	8/4/2025	HUB	142	–	142
USD	66,190	GBP	66,033	8/4/2025	HUB	157	–	157
USD	66,199	GBP	66,033	8/4/2025	HUB	166	–	166
USD	66,228	GBP	66,032	8/4/2025	HUB	196	–	196
USD	66,240	GBP	66,033	8/4/2025	HUB	207	–	207
USD	66,248	GBP	66,033	8/4/2025	HUB	215	–	215
USD	66,288	GBP	66,032	8/4/2025	HUB	256	–	256
USD	66,458	JPY	66,313	8/4/2025	HUB	145	–	145
USD	66,832	JPY	66,313	8/4/2025	HUB	519	–	519
USD	66,955	JPY	66,313	8/4/2025	HUB	642	–	642
USD	66,999	JPY	66,313	8/4/2025	HUB	686	–	686
USD	67,171	JPY	66,313	8/4/2025	HUB	858	–	858
USD	67,224	JPY	66,313	8/4/2025	HUB	911	–	911
USD	114,122	EUR	114,120	8/4/2025	HUB	2	–	2
USD	114,232	EUR	114,120	8/4/2025	HUB	112	–	112
USD	114,280	EUR	114,120	8/4/2025	HUB	160	–	160
USD	114,290	EUR	114,120	8/4/2025	HUB	170	–	170
USD	114,328	EUR	114,120	8/4/2025	HUB	208	–	208
USD	114,366	EUR	114,120	8/4/2025	HUB	246	–	246
USD	114,367	EUR	114,120	8/4/2025	HUB	247	–	247
USD	114,376	EUR	114,120	8/4/2025	HUB	256	–	256
USD	114,379	EUR	114,120	8/4/2025	HUB	259	–	259
USD	114,384	EUR	114,120	8/4/2025	HUB	264	–	264
USD	114,392	EUR	114,120	8/4/2025	HUB	272	–	272
USD	114,393	EUR	114,120	8/4/2025	HUB	273	–	273
USD	114,406	EUR	114,120	8/4/2025	HUB	286	–	286

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

July 31, 2025 (Unaudited)

Forward Foreign Currency Contracts Open on July 31, 2025 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	114,416	EUR	114,120	8/4/2025	HUB	$296	$–	$296
USD	114,460	EUR	114,120	8/4/2025	HUB	340	–	340
USD	114,502	EUR	114,120	8/4/2025	HUB	382	–	382
USD	114,505	EUR	114,120	8/4/2025	HUB	385	–	385
USD	66,989	JPY	66,313	8/4/2025	HUB	676	–	676
USD	66,989	JPY	66,313	8/4/2025	HUB	676	–	676
GBP	66,033	USD	67,841	8/5/2025	HUB	–	(1,808)	(1,808)
USD	64,262	AUD	64,265	8/5/2025	HUB	–	(3)	(3)
USD	64,319	AUD	64,265	8/5/2025	HUB	54	–	54
USD	64,325	AUD	64,266	8/5/2025	HUB	59	–	59
USD	64,330	AUD	64,265	8/5/2025	HUB	65	–	65
USD	64,344	AUD	64,265	8/5/2025	HUB	79	–	79
USD	64,395	AUD	64,265	8/5/2025	HUB	130	–	130
USD	64,396	AUD	64,265	8/5/2025	HUB	131	–	131
USD	64,500	AUD	64,265	8/5/2025	HUB	235	–	235
USD	64,555	AUD	64,265	8/5/2025	HUB	290	–	290
USD	64,556	AUD	64,265	8/5/2025	HUB	291	–	291
GBP	132,066	USD	135,311	8/5/2025	HUB	–	(3,245)	(3,245)
USD	133,799	GBP	132,066	8/5/2025	HUB	1,733	–	1,733
GBP	198,099	USD	201,899	8/5/2025	HUB	–	(3,800)	(3,800)
GBP	198,099	USD	202,693	8/5/2025	HUB	–	(4,594)	(4,594)
GBP	198,099	USD	203,254	8/5/2025	HUB	–	(5,155)	(5,155)
GBP	198,099	USD	203,359	8/5/2025	HUB	–	(5,260)	(5,260)
GBP	198,099	USD	203,495	8/5/2025	HUB	–	(5,396)	(5,396)
GBP	198,099	USD	203,897	8/5/2025	HUB	–	(5,798)	(5,798)
GBP	264,132	USD	270,448	8/5/2025	HUB	–	(6,316)	(6,316)
GBP	264,132	USD	271,576	8/5/2025	HUB	–	(7,444)	(7,444)
GBP	396,198	USD	411,692	8/5/2025	HUB	–	(15,494)	(15,494)
USD	335,600	GBP	330,165	8/5/2025	HUB	5,435	–	5,435
GBP	528,264	USD	541,136	8/5/2025	HUB	–	(12,872)	(12,872)
USD	408,808	GBP	396,198	8/5/2025	HUB	12,610	–	12,610
USD	806,699	GBP	792,396	8/5/2025	HUB	14,303	–	14,303
USD	1,062,116	GBP	1,056,528	8/5/2025	HUB	5,588	–	5,588
USD	1,139,851	GBP	1,122,561	8/5/2025	HUB	17,290	–	17,290
USD	1,268,654	GBP	1,254,627	8/5/2025	HUB	14,027	–	14,027
GBP	6,684,551	USD	6,850,580	8/5/2025	HUB	–	(166,029)	(166,029)
GBP	9,625,603	USD	9,859,889	8/5/2025	HUB	–	(234,286)	(234,286)
USD	369,484	JPY	363,528	8/14/2025	HUB	5,956	–	5,956
USD	373,771	GBP	368,493	8/14/2025	HUB	5,278	–	5,278
USD	437,379	GBP	426,607	8/14/2025	HUB	10,772	–	10,772
USD	894,324	EUR	877,476	8/14/2025	HUB	16,848	–	16,848
USD	68,581	JPY	66,445	8/22/2025	HUB	2,136	–	2,136
USD	269,702	JPY	265,780	8/22/2025	HUB	3,922	–	3,922
USD	474,161	JPY	465,116	8/22/2025	HUB	9,045	–	9,045
USD	675,045	JPY	664,451	8/22/2025	HUB	10,594	–	10,594
USD	682,795	JPY	664,451	8/22/2025	HUB	18,344	–	18,344
USD	741,733	JPY	730,896	8/22/2025	HUB	10,837	–	10,837
USD	742,040	JPY	730,896	8/22/2025	HUB	11,144	–	11,144
USD	1,288,929	JPY	1,262,457	8/22/2025	HUB	26,472	–	26,472
USD	4,418,508	JPY	4,318,932	8/22/2025	HUB	99,576	–	99,576
USD	73,051	CAD	72,256	8/25/2025	HUB	795	–	795
USD	146,136	CAD	144,511	8/25/2025	HUB	1,625	–	1,625
USD	146,325	CAD	144,510	8/25/2025	HUB	1,815	–	1,815
CAD	144,511	USD	146,823	8/25/2025	HUB	–	(2,312)	(2,312)
CAD	144,511	USD	146,834	8/25/2025	HUB	–	(2,323)	(2,323)
CAD	144,511	USD	147,251	8/25/2025	HUB	–	(2,740)	(2,740)
USD	219,044	CAD	216,767	8/25/2025	HUB	2,277	–	2,277
USD	437,947	CAD	433,532	8/25/2025	HUB	4,415	–	4,415
USD	654,348	CAD	650,298	8/25/2025	HUB	4,050	–	4,050

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

July 31, 2025 (Unaudited)

Forward Foreign Currency Contracts Open on July 31, 2025 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	729,144	CAD	722,554	8/25/2025	HUB	$6,590	$–	$6,590
CAD	867,065	USD	881,482	8/25/2025	HUB	–	(14,417)	(14,417)
USD	1,376,628	CAD	1,372,852	8/25/2025	HUB	3,776	–	3,776
CAD	2,215,908	USD	2,235,069	8/25/2025	HUB	–	(19,161)	(19,161)
CAD	2,552,947	USD	2,574,967	8/25/2025	HUB	–	(22,020)	(22,020)
EUR	114,286	USD	117,594	8/26/2025	HUB	–	(3,308)	(3,308)
EUR	114,286	USD	117,814	8/26/2025	HUB	–	(3,528)	(3,528)
EUR	114,286	USD	118,230	8/26/2025	HUB	–	(3,944)	(3,944)
USD	115,732	EUR	114,287	8/26/2025	HUB	1,445	–	1,445
EUR	143,572	USD	146,365	8/26/2025	HUB	–	(2,793)	(2,793)
EUR	228,573	USD	234,693	8/26/2025	HUB	–	(6,120)	(6,120)
USD	349,853	EUR	342,860	8/26/2025	HUB	6,993	–	6,993
EUR	457,145	USD	469,762	8/26/2025	HUB	–	(12,617)	(12,617)
EUR	457,145	USD	470,866	8/26/2025	HUB	–	(13,721)	(13,721)
EUR	457,145	USD	470,939	8/26/2025	HUB	–	(13,794)	(13,794)
EUR	571,432	USD	588,010	8/26/2025	HUB	–	(16,578)	(16,578)
EUR	571,432	USD	589,392	8/26/2025	HUB	–	(17,960)	(17,960)
EUR	685,718	USD	699,117	8/26/2025	HUB	–	(13,399)	(13,399)
EUR	685,718	USD	708,852	8/26/2025	HUB	–	(23,134)	(23,134)
EUR	800,005	USD	824,221	8/26/2025	HUB	–	(24,216)	(24,216)
EUR	800,005	USD	827,039	8/26/2025	HUB	–	(27,034)	(27,034)
USD	1,261,099	EUR	1,257,150	8/26/2025	HUB	3,949	–	3,949
EUR	3,803,070	USD	3,877,829	8/26/2025	HUB	–	(74,759)	(74,759)
EUR	11,367,731	USD	11,594,185	8/26/2025	HUB	–	(226,454)	(226,454)
USD	65,110	AUD	64,291	8/27/2025	HUB	819	–	819
AUD	257,161	USD	261,148	8/27/2025	HUB	–	(3,987)	(3,987)
AUD	321,451	USD	328,528	8/27/2025	HUB	–	(7,077)	(7,077)
AUD	934,296	USD	954,040	8/27/2025	HUB	–	(19,744)	(19,744)
AUD	2,342,018	USD	2,391,110	8/27/2025	HUB	–	(49,092)	(49,092)
AUD	5,595,728	USD	5,714,956	8/27/2025	HUB	–	(119,228)	(119,228)
USD	59,551	NZD	58,971	9/2/2025	HUB	580	–	580
USD	59,739	NZD	58,971	9/2/2025	HUB	768	–	768
USD	60,257	NZD	58,971	9/2/2025	HUB	1,286	–	1,286
NZD	58,971	USD	60,158	9/2/2025	HUB	–	(1,187)	(1,187)
NZD	58,971	USD	60,309	9/2/2025	HUB	–	(1,338)	(1,338)
NZD	58,971	USD	60,821	9/2/2025	HUB	–	(1,850)	(1,850)
USD	177,715	NZD	176,912	9/2/2025	HUB	803	–	803
USD	178,169	NZD	176,912	9/2/2025	HUB	1,257	–	1,257
NZD	117,941	USD	121,786	9/2/2025	HUB	–	(3,845)	(3,845)
NZD	117,941	USD	121,953	9/2/2025	HUB	–	(4,012)	(4,012)
USD	238,425	NZD	235,882	9/2/2025	HUB	2,543	–	2,543
USD	239,732	NZD	235,883	9/2/2025	HUB	3,849	–	3,849
USD	357,739	NZD	353,824	9/2/2025	HUB	3,915	–	3,915
NZD	3,125,448	USD	3,229,008	9/2/2025	HUB	–	(103,560)	(103,560)
USD	122,805	CHF	123,115	8/5/2025	NWM	–	(310)	(310)
USD	122,960	CHF	123,114	8/5/2025	NWM	–	(154)	(154)
CHF	123,564	USD	126,308	9/3/2025	NWM	–	(2,744)	(2,744)
CHF	123,564	USD	126,615	9/3/2025	NWM	–	(3,051)	(3,051)
CHF	123,564	USD	126,681	9/3/2025	NWM	–	(3,117)	(3,117)
CHF	123,564	USD	126,717	9/3/2025	NWM	–	(3,153)	(3,153)
CHF	123,564	USD	126,986	9/3/2025	NWM	–	(3,422)	(3,422)
CHF	123,564	USD	127,064	9/3/2025	NWM	–	(3,500)	(3,500)
CHF	123,564	USD	127,277	9/3/2025	NWM	–	(3,713)	(3,713)
CHF	1,359,203	USD	1,399,841	9/3/2025	NWM	–	(40,638)	(40,638)

						$396,979	$(1,417,112)	$(1,020,133)

* All values denominated in USD.

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

July 31, 2025 (Unaudited)

Glossary:

Counterparty Abbreviations:
HUB	HSBC Bank PLC
NWM	NatWest Markets PLC

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

Index Abbreviations:
DAX	Deutsche Boerse AG German Stock Index.
EURO STOXX 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
NASDAQ	National Association of Securities Dealers Automated Quotations.
Russell 2000	U.S. Small-Cap Stock Market Index.
S&P 500	Standard & Poor’s 500 Index - U.S. Equity Large-Cap Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
CBOT	Chicago Board of Trade.
CME	Chicago Mercantile Exchange.
Eurex	European derivatives exchange.
ICE	Intercontinental Exchange.
NYMEX	New York Mercantile Exchange.
TSE	Tokyo Stock Exchange.

Other Abbreviations:
BOBL	Medium term debt that is issued by the Federal Republic of Germany.
BUND	German Federal Government Bond.
COMEX	The Commodity Exchange Inc.
Gilt	Bank of England Bonds.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2025, the investments were classified as described below:

AHL Trend ETF Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$–	$41,051,500	$–	$41,051,500

Total Investments in Securities – Assets	$–	$41,051,500	$–	$41,051,500

Financial Derivative Instruments – Assets
Futures Contracts	$1,841,158	$–	$–	$1,841,158
Forward Foreign Currency Contracts	–	396,979	–	396,979

Total Financial Derivative Instruments – Assets	$1,841,158	$396,979	$–	$2,238,137

Financial Derivative Instruments – Liabilities
Futures Contracts	$(1,032,974)	$–	$–	$(1,032,974)
Forward Foreign Currency Contracts	–	(1,417,112)	–	(1,417,112)

Total Financial Derivative Instruments –Liabilities	$(1,032,974)	$(1,417,112)	$–	$(2,450,086)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended July 31, 2025, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon GLG Natural Resources ETFSM

Schedule of Investments

July 31, 2025 (Unaudited)

	Shares	Fair Value

Argentina - 1.16% (Cost $2,238,702)

Foreign Common Stocks - 1.16%
Vista Energy SAB de CV, ADR A	44,545	$1,991,161

Canada - 21.62%

Foreign Common Stocks - 21.62%
Aya Gold & Silver, Inc.A	178,228	1,519,106
Capstone Copper Corp.A	582,824	3,268,290
Equinox Gold Corp.A	670,071	4,081,552
Hudbay Minerals, Inc.	631,574	5,861,751
Kinross Gold Corp.	405,524	6,488,384
Methanex Corp.	162,254	5,425,774
NexGen Energy Ltd.A	246,947	1,657,014
Pan American Silver Corp.	170,710	4,612,584
Teck Resources Ltd., Class B	132,771	4,309,747

Total Foreign Common Stocks		37,224,202

Total Canada (Cost $37,156,399)		37,224,202

China - 2.18%

Foreign Common Stocks - 2.18%
ArcelorMittal SA	53,123	1,680,280
China Hongqiao Group Ltd.	783,000	2,074,701

Total Foreign Common Stocks		3,754,981

Total China (Cost $3,247,066)		3,754,981

Germany - 6.62%

Foreign Common Stocks - 6.62%
BASF SE	105,121	5,177,648
Siemens Energy AGA	53,370	6,212,393

Total Foreign Common Stocks		11,390,041

Total Germany (Cost $8,653,814)		11,390,041

Ivory Coast - 1.50% (Cost $1,949,117)

Foreign Common Stocks - 1.50%
Endeavour Mining PLC	86,201	2,588,021

Norway - 2.49%

Foreign Common Stocks - 2.49%
Mowi ASA	134,517	2,517,632
Norsk Hydro ASA	295,769	1,761,105

Total Foreign Common Stocks		4,278,737

Total Norway (Cost $4,203,616)		4,278,737

South Africa - 1.89% (Cost $3,603,841)

Foreign Common Stocks - 1.89%
Anglo American PLC	114,555	3,249,646

United Kingdom - 2.89%

Foreign Common Stocks - 2.89%
Anglogold Ashanti PLC	75,369	3,485,816
Tate & Lyle PLC	210,576	1,490,601

Total Foreign Common Stocks		4,976,417

Total United Kingdom (Cost $4,297,483)		4,976,417

See accompanying notes

American Beacon GLG Natural Resources ETFSM

Schedule of Investments

July 31, 2025 (Unaudited)

	Shares	Fair Value

United States - 55.79%

Common Stocks - 55.79%
Antero Resources Corp.A	112,101	$3,915,688
BellRing Brands, Inc.A	29,612	1,616,223
Bloom Energy Corp., Class AA	51,142	1,912,199
Bunge Global SA	58,415	4,659,180
Chemours Co.	195,086	2,337,130
Cleveland-Cliffs, Inc.A	236,058	2,483,330
Coeur Mining, Inc.A	808,223	7,023,458
Darling Ingredients, Inc.A	147,104	4,763,228
Diamondback Energy, Inc.	28,749	4,273,826
DT Midstream, Inc.	17,671	1,815,342
EQT Corp.	40,554	2,179,777
Expand Energy Corp.	18,745	1,964,101
First Solar, Inc.A	13,521	2,362,524
FMC Corp.	82,956	3,238,602
GE Vernova, Inc.	7,609	5,024,147
Hecla Mining Co.	360,511	2,069,333
Hormel Foods Corp.	82,173	2,308,240
Huntsman Corp.	311,208	3,018,718
JBS NV, Class AA	117,950	1,627,710
Kinetik Holdings, Inc.	76,280	3,309,026
NEXTracker, Inc., Class AA	22,326	1,300,713
Nucor Corp.	20,446	2,925,209
Permian Resources Corp.	450,811	6,383,484
Primoris Services Corp.	32,444	3,055,251
Range Resources Corp.	41,589	1,527,148
Smurfit WestRock PLC	120,028	5,326,843
Steel Dynamics, Inc.	28,144	3,590,049
Talen Energy Corp.A	12,880	4,863,102
Targa Resources Corp.	23,207	3,861,877
Vistra Corp.	6,292	1,312,134

Total Common Stocks		96,047,592

Total United States (Cost $91,558,823)		96,047,592

Zambia - 2.00% (Cost $2,783,362)

Foreign Common Stocks - 2.00%
First Quantum Minerals Ltd.A	205,064	3,446,839

TOTAL INVESTMENTS - 98.14% (Cost $159,692,223)		168,947,637
OTHER ASSETS, NET OF LIABILITIES - 1.86%		3,206,382

TOTAL NET ASSETS - 100.00%		$172,154,019

Percentages are stated as a percent of net assets.

A Non-income producing security.

ADR - American Depositary Receipt.
PLC - Public Limited Company.

See accompanying notes

American Beacon GLG Natural Resources ETFSM

Schedule of Investments

July 31, 2025 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2025, the investments were classified as described below:

GLG Natural Resources ETF Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Argentina	$1,991,161	$–	$–	$1,991,161
Canada	37,224,202	–	–	37,224,202
China	3,754,981	–	–	3,754,981
Germany	11,390,041	–	–	11,390,041
Ivory Coast	2,588,021	–	–	2,588,021
Norway	4,278,737	–	–	4,278,737
South Africa	3,249,646	–	–	3,249,646
United Kingdom	4,976,417	–	–	4,976,417
Zambia	3,446,839	–	–	3,446,839
Common Stocks
United States	96,047,592	–	–	96,047,592

Total Investments in Securities - Assets	$168,947,637	$–	$–	$168,947,637

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended July 31, 2025, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Schedule of Investments

July 31, 2025 (Unaudited)

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 97.65%

U.S. Treasury Inflation-Indexed Notes,
0.125%, Due 10/15/2025A B	$1,362,735	$1,359,817
0.625%, Due 1/15/2026A	1,231,598	1,225,724
0.125%, Due 4/15/2026A	1,309,794	1,297,439
0.125%, Due 7/15/2026A	1,291,134	1,281,064
0.125%, Due 10/15/2026A	1,293,974	1,279,759
0.375%, Due 1/15/2027A	1,197,497	1,181,329
0.125%, Due 4/15/2027A	1,371,629	1,342,997
0.375%, Due 7/15/2027A	1,377,135	1,358,811

		10,326,940

Total U.S. Treasury Obligations (Cost $10,312,620)		10,326,940

	Shares

SHORT-TERM INVESTMENTS - 0.95% (Cost $100,707)

Investment Companies - 0.95%
American Beacon U.S. Government Money Market Select Fund, 4.23%C D	100,707	100,707

TOTAL INVESTMENTS - 98.60% (Cost $10,413,327)		10,427,647
SWAPTIONS CONTRACTS - 0.54% (Premiums paid $254,400)		57,080
OTHER ASSETS, NET OF LIABILITIES - 0.86%		91,296

TOTAL NET ASSETS - 100.00%		$10,576,023

Percentages are stated as a percent of net assets.

A Inflation-Indexed Note.

B This security or a piece thereof is held as segregated collateral. At period end, the value of these securities amounted to $1,359,817 or 12.86% of net assets.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

Swaptions Contracts Outstanding on July 31, 2025:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000’s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - 2-Year Interest Rate Swap	BOA	1 day USD SOFR	Receive	5.22	1/13/2027	12,000	$146,400	$32,617	$(113,783)
Put - 2-Year Interest Rate Swap	JPM	1 day USD SOFR	Receive	5.22	1/13/2027	9,000	108,000	24,463	(83,537)

							$254,400	$57,080	$(197,320)

Centrally Cleared Swap Agreements Outstanding on July 31, 2025:

Inflation Swap

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	U.S. CPI Urban Consumers NSA	2.61	1/15/2030	USD	10,500	$3,060	$30,648	$27,588

						$3,060	$30,648	$27,588

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Schedule of Investments

July 31, 2025 (Unaudited)

Glossary:

Counterparty Abbreviations:
BOA	Bank of America
JPM	JPMorgan Chase Bank, N.A.

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
SOFR	Secured Overnight Financing Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2025, the investments were classified as described below:

Ionic Inflation Protection ETF Fund	Level 1	Level 2	Level 3	Total
Assets
U.S. Treasury Obligations	$-	$10,326,940	$–	$10,326,940
Short-Term Investments	100,707	–	–	100,707

Total Investments in Securities - Assets	$100,707	$10,326,940	$–	$10,427,647

Financial Derivative Instruments - Assets
Swaptions Contracts	$-	$57,080	$–	$57,080
Swap Contract Agreements	-	27,588	–	27,588

Total Financial Derivative Instruments-Assets	$-	$84,668	$–	$84,668

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended July 31, 2025, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Select FundsSM

Statements of Assets and Liabilities

July 31, 2025 (Unaudited)

	AHL Trend ETFA	GLG Natural Resources ETF	Ionic Inflation Protection ETF
Assets:
Investments in unaffiliated securities, at fair value†	$41,051,500	$168,947,637	$10,326,940
Investments in affiliated securities, at fair value‡	-	-	100,707
Foreign currency deposits with brokers for futures contracts, at fair value¤	1,080,275	-	-
Swaptions contracts outstanding (premiums paid $0, $0, and $254,400, respectively)	–	–	57,080
Cash	2,305,564	3,131,090	-
Cash collateral held at broker	-	-	62,939
Cash collateral held at custodian for the benefit of the broker	1,880,000	-	-
Dividends and interest receivable	-	153,734	3,784
Deposits with broker for futures contracts	2,518,140	-	-
Receivable for investments sold	-	65	-
Receivable for fund shares sold	582,966	-	-
Receivable for tax reclaims	-	29,238	-
Unrealized appreciation from forward foreign currency contracts	396,979	-	-
Receivable for variation margin on open futures contracts (Note 5)	806,276	-	-
Receivable for variation margin on open centrally cleared swap agreements (Note 5)	-	-	30,648
Other receivables	686	-	-

Total assets	50,622,386	172,261,764	10,582,098

Liabilities:
Payable for investments purchased	582,966	-	-
Payable for fund shares redeemed	1,091,367	-	-
Management fees payable (Note 2)	39,852	107,745	6,075
Unrealized depreciation from forward foreign currency contracts	1,417,112	-	-

Total liabilities	3,131,297	107,745	6,075

Commitments and contingent liabilities (Note 1 and Note 2)

Net assets	$47,491,089	$172,154,019	$10,576,023

Analysis of net assets:
Paid-in-capital	$52,351,061	$159,574,956	$10,983,412
Total distributable earnings (deficits)B	(4,859,972)	12,579,063	(407,389)

Net assets	$47,491,089	$172,154,019	$10,576,023

Shares outstanding at no par value (unlimited shares authorized)	2,175,001	5,225,001	550,000
Net assets	$47,491,089	$172,154,019	$10,576,023
Net asset value, offering and redemption price per share	$21.83	$32.95	$19.23
† Cost of investments in unaffiliated securities	$41,060,482	$159,692,223	$10,312,620
‡ Cost of investments in affiliated securities	$-	$-	$100,707
¤ Cost of foreign currency deposits with broker for futures contracts	$1,087,220	$-	$-

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

B The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Select FundsSM

Statements of Operations

For the period ended July 31, 2025 (Unaudited)

	AHL Trend ETFA	GLG Natural Resources ETF		Ionic Inflation Protection ETF
				Period from 5/1/2025 through 7/31/2025#	Year Ended 4/30/2025
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$-	$2,034,909	B	$-	$315
Dividend income from affiliated securities (Note 2)	-	-		809	289
Interest income	897,742	-		110,045	611,421
Other income	-	59		-	-

Total investment income	897,742	2,034,968		110,854	612,025

Expenses:
Management fees (Note 2)	219,374	533,522		17,904	88,214
Prime broker fees	1,229	-		-	-

Total expenses	220,603	533,522		17,904	88,214

Net expenses	220,603	533,522		17,904	88,214

Net investment income	677,139	1,501,446		92,950	523,811

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	(3,799)	6,977,194		335	24,199
Redemption in kind	-	-		-	(10,792)
Purchased options	-	-		-	58,400
Foreign currency transactions	25,184	(5,413)		-	-
Forward foreign currency contracts	(290,933)	-		-	-
Futures contracts	(3,112,462)	-		-	-
Swap agreements	-	-		(552)	143,722
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesD	(11,529)	1,982,138		(71,432)	132,045
Foreign currency transactions	4,819	(335)		-	-
Forward foreign currency contracts	(2,456,884)	-		-	-
Futures contracts	(69,221)	-		-	-
Swap agreements	-	-		55,544	(208,739)
Swaptions contracts	-	-		(47,878)	(395,967)

Net gain (loss) from investments	(5,914,825)	8,953,584		(63,983)	(257,132)

Net increase (decrease) in net assets resulting from operations	$(5,237,686)	$10,455,030		$28,967	$266,679

† Foreign taxes	$-	$80,906		$-	$-

# Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.
A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Includes significant dividends of $376,450.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Select FundsSM

Statements of Changes in Net Assets

	AHL Trend ETFA		GLG Natural Resources ETF
	Six Months Ended July 31, 2025	Year Ended January 31, 2025	Six Months Ended July 31, 2025	February 5, 2024B to January 31, 2025
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$677,139	$1,466,560	$1,501,446	$409,034
Net realized gain (loss) from investments in unaffiliated securities, redemption in kind, purchased options, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(3,382,010)	485,476	6,971,781	1,796,536
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, and swaptions contracts	(2,532,815)	1,681,286	1,981,803	7,273,276

Net increase (decrease) in net assets resulting from operations	(5,237,686)	3,633,322	10,455,030	9,478,846

Distributions to shareholders:
Total retained earnings	-	-	(1,502,033)	(449,090)

Net distributions to shareholders	-	-	(1,502,033)	(449,090)

Capital share transactions (Note 10):
Proceeds from sales of shares	6,719,693	15,528,190	94,134,329	123,406,872
Reinvestment of dividends and distributions	-	-	-	-
Cost of shares redeemed	(2,210,128)	(4,125,214)	(36,211,774)	(27,158,186)

Net increase in net assets from capital share transactions	4,509,565	11,402,976	57,922,555	96,248,686

Net increase (decrease) in net assets	(728,121)	15,036,298	66,875,552	105,278,442

Net assets:
Beginning of period	48,219,210	33,182,912	105,278,467	25	C

End of period	$47,491,089	$48,219,210	$172,154,019	$105,278,467

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Commencement of operations.
C Seed capital.

See accompanying notes

American Beacon Select FundsSM

Statements of Changes in Net Assets

	Ionic Inflation Protection ETF
	Period from 5/1/2025 through 7/31/2025#	Year Ended April 30, 2025
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$92,950	$523,811
Net realized gain (loss) from investments in unaffiliated securities redemption in kind, purchased options, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(217)	215,529
Change in net unrealized (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, and swaptions contracts	(63,766)	(472,661)

Net increase in net assets resulting from operations	28,967	266,679

Distributions to shareholders:
Total retained earnings	(159,443)	(698,406)

Net distributions to shareholders	(159,443)	(698,406)

Capital share transactions (Note 10):
Proceeds from sales of shares	482,182	–
Reinvestment of dividends and distributions	–	–
Cost of shares redeemed	–	(3,852,330)
ETF transaction fees (Note 6)	–	3,819

Net increase (decrease) in net assets from capital share transactions	482,182	(3,848,511)

Net increase (decrease) in net assets	351,706	(4,280,238)

Net assets:
Beginning of period	10,224,317	14,504,555

End of period	$10,576,023	$10,224,317

# Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Select Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. American Beacon AHL Trend ETF and American Beacon Ionic Inflation Protection ETF are non-diversified, and American Beacon GLG Natural Resources ETF is diversified, as defined by the Act. As of July 31, 2025, the Trust consists of four active series, three of which are presented in this filing: American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF, and American Beacon Ionic Inflation Protection ETF (collectively, the “Funds” and each individually a “Fund”). The remaining active series is reported in a separate filing.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Change in Fiscal Year End

On November 19, 2024, the Board approved a change in the fiscal year-end of the Ionic Inflation Protection ETF from an April 30 fiscal year-end to January 31. The first full cycle of the fiscal year reporting will begin February 1, 2026. As a result of the change, the Acquiring Fund will have a fiscal transition period, and this Semi-Annual Financial Statements Report covers the partial fiscal period from May 1 through July 31, 2025.

Recently Adopted Accounting Pronouncements

In this reporting period, the Funds adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280); Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the American Beacon Funds acts as the Funds’ CODM. The Funds represent a single operating segment, as the CODM monitors the operating results of the Funds’ as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Funds’ portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Funds’ comparative benchmarks and to make resource allocation decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying statements of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statements of operations.

Consolidation of Subsidiaries

The AHL Trend ETF is consolidated to include the accounts of the American Beacon Cayman Trend Company, Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”) of the AHL Trend ETF. All intercompany accounts and transactions have been eliminated in consolidation for the AHL Trend ETF.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

For Federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and the Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The Subsidiary has a fiscal year end of January 31st for financial statement consolidation purposes and a nonconforming tax year end of January 31st.

The Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The AHL Trend ETF expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at July 31, 2025	% of Total Assets of the Fund at July 31, 2025
American Beacon Cayman Trend Company, Ltd.	August 30, 2023	$10,443,696	20.63%

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC’’) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The AHL Trend ETF is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The AHL Trend ETF distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The GLG Natural Resources ETF distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a quarterly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Ionic Inflation Protection ETF distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Creation and Redemption Transactions

The Funds are exchange-traded funds. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with a Fund. Shares of a Fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from a Fund only in Creation Units of 25,000 shares, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Funds. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, a Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (“bid”) and the lowest price a seller is willing to accept for shares of a Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of a Fund through a broker-dealer.

Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Recent information regarding the Funds, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Funds’ website at americanbeaconfunds.com/products/exchange-traded-funds/.

Distribution

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”) serves as the Funds’ distributor. The Distributor distributes Creation Units for the

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

Funds on a best efforts basis. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

Under each Fund’s management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all the expenses of each Fund except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolios holdings, securities lending fees, expenses associated with securities sold short, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), costs of holding shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses. For any Excluded Expenses that may be charged to the Fund, expenses directly charged or attributable to a Fund will be paid from the assets of a Fund, and expenses of the Trust will be allocated among and charged to the assets of the series of a Trust on a basis that the Board deems fair and equitable, which may be based on the relative net assets of the series of the Trust or nature of the services performed and relative applicability to a fund.

Each Fund’s Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

AHL Trend ETF

All assets	0.95%

GLG Natural Resources ETF

All assets	0.75%

Ionic Inflation Protection ETF

All assets	0.70%

The Management Fees paid by the Funds for the period ended July 31, 2025 were as follows:

AHL Trend ETF

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.95%	$219,374

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

GLG Natural Resources ETF

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.75%	$533,522

Ionic Inflation Protection ETF

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.70%	$17,904

Distribution Plans

A Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the Funds. Under the Distribution Plan, the Funds are authorized to pay an annualized fee of up to 0.25% of the average daily net assets of the Fund to the Manager, the Funds’ distributor or any other entity approved by the Board as compensation for sale of shares and/or providing services to shareholders. No distribution fees are currently charged to the Funds and there currently are no plans to impose those fees. The Distribution Plan was adopted in order to permit the imposition of fees in the future, in the event that Rule 12b-1 fees begin to be used by ETFs. If such fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Funds. If fees were charged under the Distribution Plan, the Manager could be authorized to receive Rule 12b-1 fees from the Funds regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of the Funds. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Funds.

Investments in Affiliated Funds

The Ionic Inflation Protection ETF may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund listed below held the following shares with a July 31, 2025 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	July 31, 2025 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	July 31, 2025 Fair Value
U.S. Government Money Market Select	Direct	Ionic Inflation Protection ETF	$100,707	$—	$—	$809	$100,707

The Ionic Inflation Protection ETF and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended July 31, 2025, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Ionic Inflation Protection ETF	$19

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended July 31, 2025, the Funds did not utilize the credit facility.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For his service as Board Chair, Mr. Doug Lingren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit and Compliance Committee and Investment Committee meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

Each Fund’s net asset value (“NAV”) per share is computed by adding total assets, subtracting all each Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from a Fund’s market price. Investors that purchase and sell a Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The NAV of each Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for a Fund.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market- based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Manager as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the Funds to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry

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Notes to Financial Statements

July 31, 2025 (Unaudited)

regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Fixed Income Investments

The Fund’s exposure to fixed-income instruments may include:

•

Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

•

U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

•

U.S. Treasury Securities. U.S. Treasury bills have initial maturities of one year or less. U.S. Treasury notes have initial maturities of one to ten years. U.S. Treasury securities that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate.

•

Treasury Inflation-Protected Securities (“TIPS”). TIPS are marketable securities whose principal is adjusted based on changes in the Consumer Price Index for All Urban Consumers (the “CPI-U”). The relationship between TIPS and the CPI-U affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-U-adjusted principal or the original principal. TIPS pay interest at a fixed rate. However, because the fixed rate is applied to the CPI-U-adjusted principal, interest payments can vary in amount from one period to the next. If the rate of inflation increases, the interest payment increases. If the rate of inflation decreases, the interest payment decreases. The Fund may invest directly in TIPS or indirectly through ETFs.

•

Zero Coupon Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. The Fund may be required to dispose of other portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a “regulated investment company” under the Internal Revenue Code.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

restricted securities, a Fund’s investment in such securities could have the effect of reducing a Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule144A are liquid. In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing each Fund’s NAV.

Restricted securities outstanding during the period ended July 31, 2025 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies. The Funds may invest in securities of an investment company advised by the Manager with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in government money market funds rather than purchasing individual short-term investments. If the Funds invest in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Funds may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Funds invest in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount a Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

U. S. Government Securities

U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Non-Deliverable Forward (“NDF”) is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount. Not all forward contracts require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

During the period ended July 31, 2025, AHL Trend ETF entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average monthly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each month end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended July 31, 2025
Fund	Purchased Contracts		Sold Contracts
AHL Trend ETF	$48,517,225	$	$53,920,691

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made.

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Notes to Financial Statements

July 31, 2025 (Unaudited)

Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the period ended July 31, 2025, AHL Trend ETF entered into futures contracts primarily for investing and/or hedging purposes.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average monthly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each month end.

Average Futures Contracts Outstanding
Fund	Period Ended July 31, 2025
AHL Trend ETF	762

Options and Swaptions Contracts

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

A swaption is an option on a swap agreement that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. The Ionic Inflation Protection ETF expects to focus on so called “payer swaptions”, which give the owner (the Fund) the right to pay fixed-rate payments and, in exchange, receive floating rate payments.

During the period ended July 31, 2025, Ionic Inflation Protection ETF purchased/sold swaptions primarily for hedging.

The Fund’s option and swaption contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average monthly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Option and Swaption Notional Amounts Outstanding Period Ended July 31, 2025
Fund	Purchased Contracts	Written Contracts
Ionic Inflation Protection ETF	$21,000,000	$—

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Notes to Financial Statements

July 31, 2025 (Unaudited)

Swap Agreements

A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members – generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The Fund may be required to pledge collateral to secure its obligations under a swap.

Interest Rate Swap Agreements

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

Inflation Swaps

The Fund will primarily enter into inflation swaps that reference the CPI-U. For these inflation swaps, one party agrees to pay to the other party the percentage increase in CPI-U during the term of the swap, while the other party agrees to pay back a fixed rate. This means the inflation swaps held by the Fund will typically increase in value if inflation increases. Likewise, inflation swaps held by the Fund will typically decrease in value if inflation decreases. The Sub-Advisor will primarily focus on 5-year, zero-coupon inflation swaps tied to the level of CPI-U that are designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in those swaps.

During the period ended July 31, 2025, Ionic Inflation Protection ETF entered into inflation swaps primarily for return enhancement.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

The Fund’s inflation swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average monthly volume of inflation swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each month end.

Average Inflation Swap Notional Amounts Outstanding
Fund	Period Ended July 31, 2025
Ionic Inflation Protection ETF	10,500,000

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Trend ETF

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2025:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$396,979	$–	$–	$–	$396,979
Receivable for variation margin from open futures contracts(2)	–	–	300,523	–	1,540,635	1,841,158

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(1,417,112)	$–	$–	$–	$(1,417,112)
Payable for variation margin from open futures contracts(2)	–	–	(845,033)	(180,360)	(7,581)	(1,032,974)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2025:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(290,933)	$–	$–	$–	$(290,933)
Futures contracts	–	–	722,515	(1,901,080)	(1,933,897)	(3,112,462)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(2,456,884)	$–	$–	$–	$(2,456,884)
Futures contracts	–	–	(540,355)	(398,110)	869,244	(69,221)

Ionic Inflation Protection ETF

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2025:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Swaptions contracts outstanding	$–	$–	$–	$57,080	$–	$57,080
Unrealized appreciation from swap agreements	–	–	–	27,588	–	27,588

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2025:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Swap agreements	$–	$–	$–	$(552)	$–	$(552)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Swap agreements	$–	$–	$–	$55,544	$–	$55,544
Swaptions contracts	–	–	–	(47,878)	–	(47,878)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2025.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

AHL Trend ETF

Offsetting of Financial and Derivative Assets as of July 31, 2025:
	Assets	Liabilities
Futures Contracts(1)(2)	$1,841,158	$1,032,974
Forward Foreign Currency Contracts	396,979	1,417,112

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,238,137	$2,450,086

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,841,158)	$(1,032,974)

Total derivative assets and liabilities subject to an MNA	$396,979	$1,417,112

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of July 31, 2025:
Counterparty	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
HSBC Bank PLC	$396,979	$(396,979)	$–	$–	$–

Total	$396,979	$(396,979)	$–	$–	$–

Counterparty	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
HSBC Bank PLC	$1,353,310	$(396,979)	$–	$–	$956,331
NatWest Markets	63,802	–	–	–	63,802

Total	$1,417,112	$(396,979)	$–	$–	$1,020,133

Ionic Inflation Protection ETF

Offsetting of Financial and Derivative Assets as of July 31, 2025:
	Assets	Liabilities
Swaptions Contracts	$57,080	$–
Swap Contract Agreements – Centrally cleared(2)	27,588	–

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$84,668	$–

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(27,588)	$–

Total derivative assets and liabilities subject to an MNA	$57,080	$–

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of July 31, 2025:
Counterparty	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
Bank of America	$32,617	$–	$–	$–	$32,617
JPMorgan Chase Bank, N.A.	24,463	–	–	–	24,463

Total	$57,080	$–	$–	$–	$57,080

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The AHL Trend ETF’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The AHL Trend ETF and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiary may be more susceptible to risks associated with those sectors. These investments in commodity-related instruments may lead to losses in excess of the amount invested in such products. Such losses can significantly and adversely affect the NAV of the AHL Trend ETF and, consequently, a shareholder’s interest in the Fund.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that OTC counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that the Fund engages in trading in OTC markets, a Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be rehypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact a Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in a Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause a Fund or its service providers, as well as securities trading venues and their

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for a Fund or its service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. A Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which a Fund invests. The issuers of a Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of a Fund’s investments, leading to significant loss of value.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge their currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Derivatives may at times be illiquid, and a Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. A Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue their investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

ETFs Risk

As ETFs, the Funds are subject to the following risks:

•

Authorized Participants Concentration Risk. The Funds have a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with the Funds, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

creation and redemption transactions with the Funds and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Funds may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Funds, that invest in securities issued by non- U.S. issuers or other securities or instruments that have lower trading volumes.

•

Cash Transactions Risk. Like other ETFs, the Funds sell and redeem their shares primarily in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the Funds expect to effect their creations and redemptions at least partially or fully for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Funds to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Funds or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Funds recognize gains on these sales, this generally will cause the Funds to recognize gains it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Funds level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which the Funds are trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Funds sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds have capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Funds’ remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Funds’ shares than for other ETFs.

•

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

(the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. In addition, due to the Fund’s active trading strategy, it may be more difficult for market participants making a market in the Fund’s shares to hedge their exposure to Fund shares, which may lead to wider bid-ask spreads. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. If the Fund is delisted, any resulting liquidation of the Fund could create transaction costs for the Fund and adverse federal income tax consequences for investors. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater price volatility, (6) different regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

Inflation Protection Risk

Although the Ionic Inflation Protection ETF seeks to generate positive returns during periods of rising inflation and inflation expectations, the sub-advisor’s investment strategy may fail to achieve this result. If the Fund’s investments do not keep pace with inflation, the real (or inflation-adjusted) value of its assets could decline as their purchasing power decreases. Additionally, due to the Fund’s principal investment strategies, its performance may decline during environments with deflation, or a general decline in prices.

Inflation Swaps Risk

There can be no assurance that the CPI-U, the reference rate for the Funds’ inflation swaps, will accurately measure the rate of inflation experienced in the U.S. or the rate of expected future inflation. Inflation swaps are subject to interest rate risk. The value of an inflation swap is expected to change in response to changes in real interest rates. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

to a decrease in value of an inflation swap. Additionally, because the zero-coupon inflation swaps in which the Funds will invest does not pay interest periodically, the prices of these swaps can be very volatile when interest rates change, their values may fluctuate more and they may be less liquid than swaps that pay interest periodically. The payments received by the Funds from swaps, such as inflation swaps and other types of swaps, discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of a Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds or derivatives held by a Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to a Fund. When interest rates decline, issuers may prepay higher-yielding securities held by a Fund, resulting in a Fund reinvesting in securities with lower yields, which may cause a decline in its income. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of a Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of a Fund. For example, if a bond has a duration of two years, a 1% increase in interest rates could be expected to result in a 2% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Direction Risk

Since the AHL Trend ETF will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer both when there is a general market advance and the Fund holds significant “short” positions, and when there is a general market decline and the Fund holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

Non-Diversification Risk

The AHL Trend ETF and Ionic Inflation Protection ETF are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers. Because the Funds may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Funds’ NAV and total return when compared to other funds.

Obsolescence Risk

The AHL Trend ETF is unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Options Risk

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the asset underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). There can be no guarantee that the use of options will increase the Funds’ return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the assets underlying them, and there may at times not be a liquid secondary market for options. If an option that the Funds has purchased expires unexercised, the Funds will experience a loss in the amount of the premium it paid. In order for a call option to be profitable, the market price of the underlying asset must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Funds bought the underlying asset instead of the call option. In order for a put option to be profitable, the market price of the underlying asset must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from having shorted the declining underlying asset by the premium paid for the put option and by transaction costs.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a Fund may be increased.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems. Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; imposition of tariffs and resulting impacts on global prices and supply chains; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to a Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Funds’ ability to pursue its investment strategies or make certain investments, or may make it more costly for a Fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit a Fund’s ability to pursue other opportunities as they arise.

Short Position Risk

The AHL Trend ETF’s losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Fund is required to purchase may have appreciated.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market.

Small Fund Risk

Like other smaller funds, large inflows and outflows may impact a Fund’s market exposure for limited periods of time. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. A Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of a Fund may incur higher expenses if a Fund fails to attract sufficient assets to realize economies of scale. Investors in a Fund also bear the risk that, without sufficient assets, a Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy.

Subsidiary Risk

There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Act, and is not subject to all the investor protections of the Act. However, the AHL Trend ETF wholly owns and controls its Subsidiary, and the Fund and its Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in the Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Fund’s ability to use its Subsidiary to pursue its investment strategies.

Swap Agreements Risk

Swap agreements or “swaps” are transactions in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, a Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk, and swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks.

Swaptions Risk

Swaptions enable a Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of a Fund. A Fund risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option may be lost if the Sub-Advisor fails to exercise such option at or prior to its expiration. As the swaption contracts held by a Fund near expiration, a Fund may replace them with other swaption contracts that have a later expiration date. That process is called “rolling,” and a Fund may incur costs to “roll” swaption contracts.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

Tax Risk

To qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) (“RIC”), the Funds must, among other requirements, derive at least 90% of their gross income for each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the AHL Trend ETF invests is not considered qualifying income. This Fund will therefore restrict its income from direct investments in those instruments, such as commodity- linked swaps, to a maximum of 10% of its gross income for each taxable year. This Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (“IRS”) issued a large number of private letter rulings (“PLRs”) (which the Fund may not cite as precedent) from 2006 to 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of the Fund’s commodity-linked investments and income from its Subsidiary may be materially adversely affected by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions the Fund makes.

Treasury Inflation-Protected Securities Risk

U.S. Treasury inflation-protected securities (“TIPS”) are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI-U. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. TIPS generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though a Fund or ETFs in which a Fund invests will not receive the principal until maturity. As a result, a Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to interest rate risk.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV per share to experience significant increases or declines in value over short

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

periods of time. Market interest rate changes may also cause the Funds’ NAV per share to experience volatility. This is because the value of an obligation asset in the Funds is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. The period ended January 31, 2024 and the year ended January 31, 2025 for AHL Trend ETF, the period ended January 31, 2025 for GLG Natural Resources ETF, and the three year period ended April 30, 2025 for the Ionic Inflation Protection ETF remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of July 31, 2025, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Trend ETF	$44,806,728	$1,752,839	$(3,087,377)	$(1,334,538)
GLG Natural Resources ETF	159,836,146	18,655,633	(9,544,142)	9,111,491
Ionic Inflation Protection ETF	10,416,211	25,748	(211,632)	(185,884)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2025, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
AHL Trend ETF	$116,332	$416,513
GLG Natural Resources ETF	3,189,262	-
Ionic Inflation Protection ETF*	159,555	90,251

* Capital loss carryforwards as of prior year end April 30, 2025.

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended July 31, 2025 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
GLG Natural Resources ETF	$112,217,498	$-	$56,267,697	$-
Ionic Inflation Protection ETF	-	1,532,950	-	99,431

A summary of the Funds’ transactions in the USG Select Fund for the period ended July 31, 2025 were as follows:

Fund	Type of Transaction	January 31, 2025# Shares/Fair Value	Purchases	Sales	July 31, 2025 Shares/Fair Value
Ionic Inflation Protection ETF	Direct	$145,401	$165,866	$210,560	$100,707

# Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.

9. Borrowing Arrangements

Effective November 8, 2024 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 7, 2025, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 7, 2024.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 7, 2025, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $100 million with an expiration date November 7, 2024.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Line of credit interest expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended July 31, 2025, the Funds did not utilize these facilities.

10. Capital Share Transactions

The Funds issue and redeem shares at NAV only in aggregations of a specified number of shares (“Creation Units”) in exchange for a “Basket” of cash and/or securities. Currently, the number of shares that constitute a

American Beacon Select FundsSM

Notes to Financial Statements

July 31, 2025 (Unaudited)

Creation Unit is 25,000 shares. The Funds generally issue and redeem Creation Units in exchange for a Basket of cash but may issue and redeem Creation Units in exchange for a designated Basket of securities plus an amount of cash that the Funds specify.

The tables below summarize the activity in capital shares for each Fund:

	Six Months Ended July 31, 2025		Year Ended January 31, 2025
	(unaudited)
AHL Trend ETF	Shares	Amount	Shares		Amount
Shares sold	300,000	$6,719,693	650,000		$15,528,190
Reinvestment of dividends	-	-	-		-
Shares redeemed	(100,000)	(2,210,128)	(175,000)		(4,125,214)

Net increase in shares outstanding	200,000	$4,509,565	475,000		$11,402,976

	Six Months Ended July 31, 2025		February 5, 2024A to January 31, 2025
	(unaudited)
GLG Natural Resources ETF	Shares	Amount	Shares		Amount
Shares sold	3,025,000	$94,134,329	4,250,000	B	$123,406,872	B
Reinvestment of dividends	-	-	-		-
Shares redeemed	(1,150,000)	(36,211,774)	(900,000)		(27,158,186)

Net increase in shares outstanding	1,875,000	$57,922,555	3,350,000		$96,248,686

	Period from 5/1/2025 through 7/31/2025		Year Ended April 30, 2025
	(unaudited)
Ionic Inflation Protection ETF	Shares	Amount	Shares		Amount
Shares sold	25,000	$482,182	-		$-
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	(200,000)		(3,852,330)
ETF transaction fees	-	-	-		3,819

Net increase (decrease) in shares outstanding	25,000	$482,182	(200,000)		$(3,848,511)

A Commencement of operations.

B Seed capital was received on February 5, 2024 in the amount of $25. As a result, shares were issued in the amount of 1.

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Trend ETFSM

Consolidated Financial HighlightsA

(For a share outstanding throughout the period)

	Six Months Ended July 31, 2025		Year Ended January 31, 2025		August 30, 2023B to January 31, 2024

	(unaudited)
Net asset value, beginning of period	$24.41		$22.12		$25.00

Income (loss) from investment operations:
Net investment income	0.32	C	0.89	C	0.42
Net gains (losses) on investments (both realized and unrealized)	(2.90)		1.40		(1.51)

Total income (loss) from investment operations	(2.58)		2.29		(1.09)

Less distributions:
Dividends from net investment income	–		–		(0.83)
Distributions from net realized gains	–		–		(0.96)

Total distributions	–		–		(1.79)

Net asset value, end of period	$21.83		$24.41		$22.12

Total returnD	(10.57	)%E	10.35%		(4.35	)%E

Ratios and supplemental data:
Net assets, end of period	$47,491,089		$48,219,210		$33,182,912
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.96	%F	0.95%		0.95	%F
Expenses, net of reimbursements and/or recoupments	0.96	%F	0.95%		0.95	%F
Net investment income, before expense reimbursements and/or recoupments	2.93	%F	3.72%		3.86	%F
Net investment income, net of reimbursements and/or recoupments	2.93	%F	3.72%		3.86	%F
Portfolio turnover rate	0	%E G	0	%G	0	%E G

A	See Note 1 in the Notes to Financial Statements for additional information.
B	Commencement of operations.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon GLG Natural Resources ETFSM

Financial Highlights

(For a share outstanding throughout the period)

	Six Months Ended July 31, 2025		February 5, 2024A to January 31, 2025

	(unaudited)
Net asset value, beginning of period	$31.43		$25.00

Income from investment operations:
Net investment income	0.32	B C	0.21	B
Net gains on investments (both realized and unrealized)	1.51		6.46

Total income from investment operations	1.83		6.67

Less distributions:
Dividends from net investment income	(0.31)		(0.24)

Net asset value, end of period	$32.95		$31.43

Total returnD	5.82	%E	26.72	%E

Ratios and supplemental data:
Net assets, end of period	$172,154,019		$105,278,467
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.75	%F	0.75	%F
Expenses, net of reimbursements and/or recoupments	0.75	%F	0.75	%F
Net investment income, before expense reimbursements and/or recoupments	2.11	%C F	0.70	%F
Net investment income, net of reimbursements and/or recoupments	2.11	%C F	0.70	%F
Portfolio turnover rate	40	%E	135	%E

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes a significant dividend payment from Anglo American PLC amounting to $0.0809.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Financial Highlights

(For a share outstanding throughout the period)

	May 1,2025 to July 31, 2025#		Year Ended April 30, 2025		Year Ended April 30, 2024		June 28, 2022A to April 30, 2023

	(unaudited)
Net asset value, beginning of period	$19.47		$20.01		$19.58		$20.00

Income (loss) from investment operations:
Net investment incomeB	0.18		0.81		0.82		0.69
Net gains (losses) on investments (both realized and unrealized)	0.03		(0.29)		0.71		(0.55)

Total income from investment operations	0.21		0.52		1.53		0.14

Less distributions:
Dividends from net investment income	(0.45)		(1.07)		(1.11)		(0.49)
Tax return of capital	–		–		–		(0.08)

Total distributions	(0.45)		(1.07)		(1.11)		(0.57)

ETF transaction fees per share	–		0.01	B	0.01	B	0.01	B

Net asset value, end of period	$19.23		$19.47		$20.01		$19.58

Total returnC	0.33	%D	2.81%		8.16%		0.71	%D

Ratios and supplemental data:
Net assets, end of period	$10,576,023		$10,224,317		$14,504,555		$9,790,362
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.70	%E	0.70%		0.71%		0.74	%E
Expenses, net of reimbursements and/or recoupments	0.70	%E	0.70%		0.71	%F	0.74	%E F
Net investment income, before expense reimbursements and/or recoupments	3.63	%E	4.16%		4.19%		4.18	%E
Net investment income, net of reimbursements and/or recoupments	3.63	%E	4.16%		4.19%		4.18	%E
Portfolio turnover rateG	1	%D	114%		336%		339	%D

#	Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.
A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 0.70% for the year ended 2024 and the period ended 2023, respectively.
G	Excludes the impact of in-kind transactions.

See accompanying notes

American Beacon AHL Trend ETFSM

Affirmation of the Commodity Pool Operator

July 31, 2025 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Trend ETF Fund for the period from January 1, 2025 to July 31, 2025, is accurate and complete.

Sonia L. Bates, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the

American Beacon AHL Trend ETF

Delivery of Documents

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report, Semi-Annual Report and Financial Statement Reports, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

You may request a paper copy of this document at no charge by contacting your financial institution. This document is also available for download at www.americanbeaconfunds.com or you can request an electronic copy by contacting your financial institution.

To obtain more information about the Fund:

By E-mail	On the internet
americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call 1-833-471-3562	By Mail: American Beacon Funds c/o Foreside Financial Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101

Fund Service Providers:

CUSTODIAN AND TRANSFER AGENT State Street Bank and Trust Company Boston, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Foreside Financial Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Select Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Select Funds, American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF and American Beacon Ionic Inflation Protection ETF are service marks of American Beacon Advisors, Inc.

SAR 07/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The remuneration paid to directors, officers and others is included as part of the report to stockholders filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon AHL Trend ETF

At meetings held on May 20, 2025 and June 4, 2025 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) of the American Beacon Select Funds (the “Trust”) considered and then, at its June 4, 2025 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the Trust (the “Management Agreement”), on behalf of the American Beacon AHL Trend ETF (“Fund”); and (2) the Investment Advisory Agreement between the Manager and AHL Partners LLP (the “sub-advisor”) (the “Investment Advisory Agreement”) with respect to the Fund. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board considered that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many funds have separate contracts governing each type of service and observed that, with respect to such funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements. Additionally, the Board considered that the Fund is an exchange-traded fund that utilizes a unitary management fee pursuant to which the Manager pays the expenses of the Fund, subject to certain exclusions. The Broadridge materials include comparisons of the Fund’s unitary management fee against some funds that do not have unitary management fees.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment

2

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon AHL Trend ETF

performance of the Fund and the sub-advisor for the Fund; (3) the profits, if any, earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting the fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s investment performance since its inception on August 30, 2023; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the financial capital structure of the Manager and its parent company; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the Fund’s investment performance; the representations made by the sub-advisor regarding the sub-advisor’s level of staffing; the financial stability of the sub-advisor; and its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of the Fund’s benchmark index for the strategy and considered the sub-advisor’s representation that it does not manage any comparable client accounts and therefore did not provide comparative performance information for comparable investment accounts. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the fund industry, as disclosed in publicly available sources. Although the Board considered that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisor that the sub-advisor does not manage any comparable client accounts and therefore did not provide fee schedules for comparable investment accounts. The Board did not request profitability data from the sub-advisor because the Board did not view this data as

3

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon AHL Trend ETF

imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisor with respect to the negotiation of sub-advisory fee rates. In addition, the Board considered that the sub-advisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fee rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered comparative information provided by the Manager regarding the Fund’s management fee rate and the sub-advisor’s representation that given the quantitative nature of the strategy there may be limited economies of scale.

Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s and sub-advisor’s responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of their advisory relationships with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board considered that the Manager views longer-term performance over a full market cycle, typically three to five years, as being the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons in the Additional Considerations and Conclusions sections below were made for the Fund relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2024.

4

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon AHL Trend ETF

In considering the renewal of the Agreements with for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4	th Quintile
Compared to Broadridge Expense Universe	4	th Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2024)

Compared to Broadridge Performance Universe	4	th Quintile
Compared to Morningstar Category	2	nd Quintile

The Board also considered: (1) the Manager’s explanation that while the Fund’s expenses were higher than the median of the Broadridge Expense Group and Broadridge Expense Universe, and the Fund underperformed the Broadridge Performance Universe, there were a relatively small number of funds in the Broadridge peer groups; and (2) the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that the Fund has been in operation, given that the Board typically gives greater weight to a Fund’s longer-term performance.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

5

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon GLG Natural Resources ETF

At meetings held on May 20, 2025 and June 4, 2025 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) of the American Beacon Select Funds (the “Trust”) considered and then, at its June 4, 2025 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the Trust (the “Management Agreement”), on behalf of the American Beacon GLG Natural Resources ETF (“Fund”); and (2) the Investment Advisory Agreement between the Manager and GLG LLC (the “sub-advisor”) (the “Investment Advisory Agreement”) with respect to the Fund. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board considered that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many funds have separate contracts governing each type of service and observed that, with respect to such funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements. Additionally, the Board considered that the Fund is an exchange-traded fund that utilizes a unitary management fee pursuant to which the Manager pays the expenses of the Fund, subject to certain exclusions. The Broadridge materials include comparisons of the Fund’s unitary management fees against some funds that do not have unitary management fees.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment

6

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon GLG Natural Resources ETF

performance of the Fund and the sub-advisor for the Fund; (3) the profits, if any, earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting the fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s investment performance since its inception on February 5, 2024; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the financial capital structure of the Manager and its parent company; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the Fund’s investment performance; the representations made by each sub-advisor regarding the sub-advisor’s level of staffing; the financial stability of the sub-advisor; and its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Morningstar Category, and/or benchmark indices. The Board considered that, as the Fund had not been operational for a full calendar year as of December 31, 2024, the Fund’s performance was not compared to Broadridge Performance Universe or Morningstar category for the one-year period. The Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of the Fund’s benchmark index for the strategy and considered the sub-advisor’s representation that it does not manage any comparable client accounts and therefore did not provide comparative performance information for comparable investment accounts. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the fund industry, as disclosed in publicly available sources. Although the Board considered that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisor that the sub-advisor does not manage any comparable client accounts and therefore did not provide fee schedules for comparable investment accounts. The Board did not request profitability data from the sub-advisor because the Board did not view this data as

7

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon GLG Natural Resources ETF

imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisor with respect to the negotiation of sub-advisory fee rates. In addition, the Board considered that the sub-advisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fee rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered comparative information provided by the Manager regarding the Fund’s management fee rate and the sub-advisor’s representation that economies of scale are reflected in the subadvisory fee paid by the Manager. .

Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s and sub-advisor’s responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Fund. For example, the Board considered that the Manager may invest the Fund’s cash balances in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The expense comparisons in the Additional Considerations and Conclusions sections below were made for the Fund relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2024.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	Not Available	*
Compared to Broadridge Expense Universe	1st Quintile

*	Information not available from Broadridge due to the limited period of the Fund’s operations or the limited number of other funds for comparison.

8

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon GLG Natural Resources ETF

The Board also considered the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that this Fund has been in operation, given that the Board typically gives greater weight to a Fund’s longer-term performance.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

9

Approval of Management Agreement and Investment Advisory Agreement for the American Beacon Ionic Inflation Protection ETF

At its November 19, 2024 meeting, the Board of Trustees (“Board”) of the American Beacon Select Funds (“Trust”) considered: (1) the approval of the management agreement (“Management Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the Trust, on behalf of the American Beacon Ionic Inflation Protection ETF (the “Fund”), a newly created series of the Trust; and (2) the approval of the investment advisory agreement (the “Subadvisory Agreement”) between the Manager and Ionic Capital Management LLC (the “Subadviser”), the Fund’s proposed subadviser.

Approval of the Management Agreement

Prior to the meeting, the Manager provided information to the Board in response to requests from the Board in connection with the Board’s consideration of the Management Agreement for the Fund. In addition, the Investment Committee of the Board met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board at the May 15, 2024 and June 4, 2024 Board meetings in connection with the Board’s oversight reviews conducted during those meetings of the current Management Agreement pursuant to which the Manager provides services to the existing exchange-traded fund series of the Trust (the “Existing ETFs”), and other management agreements pursuant to which the Manager provides services to the existing mutual fund series of the Trust, the American Beacon Funds and the American Beacon Institutional Funds Trust (the “Existing Mutual Funds” and, collectively with the Existing ETFs, the “Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its November 19, 2024 meeting at which the Board considered the approval of the Management Agreement with respect to the Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the Fund: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services to the Fund and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect anticipated economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with respect to the Existing Funds; and (6) any other benefits anticipated to be derived by the Manager from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were fair and reasonable and that the approval of the Management Agreement was in the best interests of the Fund.

Nature, Extent and Quality of Services. The Board considered that it had conducted an oversight review of the Management Agreement as it related to the Existing ETFs, and the other management agreements as they relate to the Existing Mutual Funds, at its May 15, 2024 and June 4, 2024 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds, the financial condition of the Manager, including its parent company, and the background and experience of the Manager’s key investment personnel. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the Fund will be generally consistent with the services provided to the Existing Funds, as applicable. In addition, the Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Fund.

Investment Performance. The Board considered that the Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board considered information provided by

10

Approval of Management Agreement and Investment Advisory Agreement for the American Beacon Ionic Inflation Protection ETF

the Manager regarding the performance of the registered investment company advised by the Subadviser that the Manager and the Subadviser were proposing be reorganized into the Fund (the “Predecessor Fund”), as compared to: the benchmark index of the Predecessor Fund, which was also the proposed benchmark index of the Fund; the Predecessor Fund’s Morningstar, Inc. (“Morningstar”) category; and a peer group of funds that the Manager believes will be direct competitors of the Fund (the “Select Peer Group”). The Board considered information provided by the Manager regarding the comparative performance of the Predecessor Fund for various periods ended September 30, 2024, including the reasons for periods of underperformance.

Costs of the Services Provided to the Fund and the Profits or Losses to Be Realized by the Manager from Its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Fund. The Board also considered that the Manager would receive certain fees related to securities lending, to the extent the Fund engages in securities lending activities. However, the Board considered the Manager’s representation that the Manager does not intend to lend securities held by the Fund.

The Board then considered the Manager’s representations regarding the asset level at which it expected to commence making a profit, as well as the anticipated profit level at a higher asset level. In addition, the Board considered the Manager’s explanation regarding its cost allocation methodology in calculating these projections.

Comparisons of the Amounts to Be Paid to the Manager Under the Management Agreement and Other Funds in the Morningstar Category and Select Peer Group. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by the Manager to other funds for which it provides management services.

The Board noted that, unlike the Manager’s fee arrangement with the Existing Mutual Funds, but similar to the Manager’s fee arrangement with the Existing ETFs, pursuant to the Manager’s unitary fee arrangement with respect to the Fund, the Manager will pay nearly all material operating expenses of the Fund, including the subadvisory fee. The Board considered, however, that, pursuant to a proposed agreement between the Manager and the Subadviser, the fees paid to the Subadviser would be equal to a percentage of the net fees payable to the Manager, after the payment of Fund expenses included in the unitary fee. The Board considered the information provided by the Manager reflecting the total expense ratio for the Fund, as compared to the average and median total expense ratio and net expense ratio paid by funds in the Select Peer Group. The Board also considered that the proposed management fee rate for the Fund is equal to the advisory fee rate of the Predecessor Fund. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Economies of Scale. The Board considered the Manager’s representation that the proposed management fee rate for the Fund reflects economies of scale for the benefit of the Fund’s shareholders, as well as the Manager’s explanation for reaching this conclusion.

Benefits to Be Derived from the Relationship with the Fund. The Board considered the Manager’s representations regarding potential incidental benefits that the Manager might realize from this proposed new relationship, including those relating to potential cross-selling opportunities, and that the Manager will benefit from the Fund’s investment of its cash sweep accounts in the American Beacon U.S. Government Money Market Select Fund, a series of the Trust. The Board also considered the Manager’s representation that the Fund will likely benefit from its relationship with the Manager by having a manager with competitive rates of return, a well-diversified and conservative investment approach, and from potential cross-selling opportunities. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the Investment

11

Approval of Management Agreement and Investment Advisory Agreement for the American Beacon Ionic Inflation Protection ETF

Company Act of 1940, as amended (“1940 Act”): (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders were expected to benefit from the Manager’s management of the Fund; and (3) approved the Management Agreement on behalf of the Fund.

Approval of the Subadvisory Agreement

Prior to the November 19, 2024 meeting, the Subadviser provided information to the Board in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Subadvisory Agreement. In addition, the Investment Committee of the Board met with representatives of the Subadviser.

Provided below is an overview of the primary factors the Board considered at its November 19, 2024 meeting at which the Board considered the approval of the Subadvisory Agreement. In determining whether to approve the Subadvisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of the Predecessor Fund; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Subadviser with other clients; and (6) any other benefits anticipated to be derived by the Subadviser from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Subadvisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Subadvisory Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Subadvisory Agreement were fair and reasonable and that the approval of the Subadvisory Agreement was in the best interests of the Fund.

Nature, Extent and Quality of the Services to Be Provided by the Subadviser. The Board considered information regarding the Subadviser’s principal business activities and overall capabilities to perform the services under the Subadvisory Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also considered the Subadviser’s investment resources, infrastructure and the adequacy of its compliance program. The Board considered the Subadviser’s representation regarding the sufficiency of its current staffing levels. The Board also took into consideration the Manager’s recommendation of the Subadviser. Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by the Subadviser were appropriate for the Fund considering its investment objective and, thus, supported a decision to approve the Subadvisory Agreement.

Performance of the Subadviser. The Board evaluated the information provided by the Subadviser regarding the performance of the Predecessor Fund, the benchmark index of the Predecessor Fund, which was also the proposed benchmark index of the Fund, and an additional performance index. The Board considered information provided by the Subadviser regarding the comparative performance of the Predecessor Fund for various periods ended June 30, 2024. Based on the foregoing information, the Board concluded that the historical investment performance record of the Subadviser supported approval of the Subadvisory Agreement.

Comparisons of the Amounts to Be Paid Under the Subadvisory Agreement with Those Under Contracts Between the Subadviser and Its Other Clients. In evaluating the Subadvisory Agreement, the Board reviewed the proposed subadvisory fee rate under the Subadvisory Agreement for services to be performed by the Subadviser on behalf of the Fund. The Board considered that this fee rate would be paid to the Subadviser by the Manager. The Board considered that the proposed subadvisory fee rate is lower than that of the Predecessor Fund. After

12

Approval of Management Agreement and Investment Advisory Agreement for the American Beacon Ionic Inflation Protection ETF

evaluating this information, the Board concluded that the Subadviser’s subadvisory fee rate under the Subadvisory Agreement was reasonable considering the services to be provided to the Fund.

Costs of the Services to Be Provided and Profits to Be Realized by the Subadviser and Its Affiliates from Its Relationship with the Fund. The Board did not consider the costs of the services to be provided and any profits to be realized by the Subadviser from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and the Subadviser with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered the Subadviser’s representation that it does not believe it is likely to experience economies of scale in connection with the services that it proposes to provide to the Fund.

Benefits to Be Derived by the Subadviser from Its Relationship with the Fund. The Board considered the Subadviser’s representation that it may experience branding benefits related to its association with the Fund, and that the Fund’s ability to raise assets will be improved as a result of its relationship with Ionic. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Subadviser by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Subadviser, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Subadvisory Agreement is in the best interests of the Fund and approved the Subadvisory Agreement.

13

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 16. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not Applicable.

Item 19. Exhibits

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Select Funds

By	/s/ Gregory J. Stumm
Gregory J. Stumm
Principal Executive Officer
American Beacon Select Funds
Date: October 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gregory J. Stumm
Gregory J. Stumm
Principal Executive Officer
American Beacon Select Funds
Date: October 3, 2025

By	/s/ Sonia L. Bates
Sonia L. Bates
Principal Financial Officer
American Beacon Select Funds
Date: October 3, 2025